James Alpha Funds Trust D/B/A EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Global Real Estate Fund	JAREX	JACRX	JARIX	JARSX
Easterly Hedged Equity Fund	JDAEX	JDCEX	JDIEX	JDSEX

(each a “Fund” and collectively the “Funds”)

Supplement dated March 15, 2024 to the Prospectus, Summary Prospectuses, and
Statement of Additional Information (“SAI”) of the Funds, each dated December 31, 2023

This Supplement updates and supersedes any contrary information contained in the Prospectus, Summary Prospectuses, and SAI.

At a special meeting of shareholders held on February 15, 2024, shareholders of the Easterly Hedged Equity Fund approved (i) an investment advisory agreement between the James Alpha Funds Trust d/b/a Easterly Funds Trust (the “Trust”), on behalf of the Easterly Hedged Equity Fund, and Easterly Investment Partners LLC (“Easterly”) and (ii) a sub-advisory agreement between Easterly and EAB Investment Group, LLC, for the Easterly Hedged Equity Fund. At a special meeting of shareholders held on March 14, 2024, shareholders of the Easterly Global Real Estate Fund approved (i) an investment advisory agreement between the Trust, on behalf of the Easterly Global Real Estate Fund, and Easterly and (ii) a sub-advisory agreement between Easterly and Ranger Global Real Estate Advisors, LLC, for the Easterly Global Real Estate Fund. Each investment advisory and sub-advisory agreement takes effect March 15, 2024.

Effective immediately, all references to Easterly Funds LLC (“Easterly Funds”) as the Funds’ current investment adviser in the Prospectus, Summary Prospectuses, and SAI for the Funds are replaced with Easterly Investment Partners LLC.

The information contained in the section entitled “MANAGEMENT OF THE FUNDS”, sub-section “Investment Adviser” on page 29 of the Prospectus and in the section entitled “MANAGEMENT AND OTHER SERVICES”, sub-section “Advisory Agreements” on page 45 of the SAI, is updated as follows:

On March 15, 2024, Easterly became investment adviser to the Funds following the reorganization of Easterly Funds LLC, the Funds’ prior investment adviser, and Easterly, with Easterly as the surviving entity.

The corresponding disclosure contained in the section entitled “MANAGEMENT OF THE FUNDS”, sub-section “Investment Adviser” on page 30 of the Prospectus, is replaced with the following:

Easterly has contractually agreed, at least through December 31, 2024, to waive all or a portion of its advisory fee and/or pay expenses to the extent necessary to ensure that Annual Fund Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, such as litigation and proxy-related expenses, and Acquired Fund Fees and Expenses) will not exceed the percentage indicated in the table below for each Fund’s average daily net assets. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses Easterly or Easterly Funds LLC (as the Fund’s prior investment adviser) paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

The corresponding disclosure contained in the section entitled “MANAGEMENT AND OTHER SERVICES”, sub-section “Advisory Agreements” on page 46 of the SAI, is replaced with the following:

Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses Easterly or Easterly Funds LLC (as the Fund’s prior investment adviser) paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

The first paragraph contained in the section entitled “MANAGEMENT OF THE FUNDS”, sub-section “Investment Adviser” on page 29 of the Prospectus, is revised as follows:

Easterly is a registered investment adviser located at 138 Conant Street, Beverly, MA 01915. As of December 31, 2023, Easterly had approximately $1.7 billion in assets under management.

The first paragraph contained in the section entitled “MANAGEMENT OF THE FUNDS”, sub-section “Manager of Managers Order” on page 30 of the Prospectus, is updated as follows:

Easterly has applied for an exemptive order (the “Order”) from the SEC pursuant to which Easterly would be permitted to operate the Fund under a “manager of managers” structure as described herein.

The first sentence contained in the first paragraph in the section entitled “MANAGEMENT AND OTHER SERVICES”, sub-section “Investment Sub-Advisory Agreements” on page 47 of the SAI, is updated as follows:

Easterly has applied for an exemptive order (the “Order”) from the SEC pursuant to which Easterly would be permitted, subject to certain conditions, to enter into and materially amend investment sub-advisory agreements with affiliated or unaffiliated sub-advisers without shareholder approval.

The disclosure contained in the section entitled “MANAGEMENT AND OTHER SERVICES”, sub-section “PROXY VOTING POLICIES AND PROCEDURES” on page 51 of the SAI is replaced as follows:

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Adviser and any sub-adviser, which will vote such proxies in accordance with their respective proxy policies and procedures. The Adviser’s and Sub-Adviser’s proxy voting policies and procedures are attached as Appendix B to this SAI.

The information contained in the section entitled “TRUSTEES AND OFFICERS” beginning on page 40 of the SAI is updated as follows:

Name, Year of Birth, and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE:
Darrell Crate, Year of Birth: 1967 515 Madison Avenue 24th Floor New York, NY 10022	President and Chairperson of the Board	Since 2021	Chief Executive Officer of Easterly Funds LLC (2020 – Present); Managing Principal of Easterly Asset Management LP (2016 – Present); Managing Partner of Easterly Capital LLC (2015 – Present)	5	Chairman of the Board and Director of Easterly Government Properties Inc. (2015 – Present); Chairman of the Board and Director of Easterly Acquisition Corp. (2015 to 2018)

OFFICERS:
Michael Montague, Year of Birth: 1975 515 Madison Avenue 24th Floor New York, NY 10022	Treasurer	Since 2021	Chief Operating Officer of Easterly Funds LLC and James Alpha Management, LLC; Chief Financial Officer, Easterly Asset Management LP	Not Applicable	Not Applicable
Amaris Sahota, Year of Birth: 1992 515 Madison Avenue 24th Floor New York, NY 10022	Secretary	Since 2021	Chief Operating Officer, Easterly Asset Management Operations LLC (2021 – Present); Senior Management Consultant, The Poirier Group (2018 – 2021); Investment Consultant, Sun Life Financial (2015 – 2018)	Not Applicable	Not Applicable
* Each Trustee will serve an indefinite term until they resign or retire and/or their successor, if any, is duly elected and qualified. Officers of the Trust serve at the pleasure of the Board.

***

Reference is made to the section entitled “APPENDIX A”, subsection “Intermediary-Specific Sales Charge

Waivers and Discounts”, in the Prospectus. Effective immediately, the following replaces the corresponding disclosure in this section:

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Shareholders Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Sales Load Waivers available at Merrill Lynch

  Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
  Shares purchased through a Merrill investment advisory program
  Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
  Shares purchased through the Merrill Edge Self-Directed platform
  Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
  Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
  Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
  Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
  Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

  Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22I(3))
  Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
  Shares sold due to return of excess contributions from an IRA account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
  Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

Front-end Sales Charge Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
  Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

  Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Appendix B to the SAI containing the Adviser’s proxy voting policies and procedures is hereby replaced with the following:

EASTERLY INVESTMENT PARTNERS LLC

PROXY VOTING POLICY AND PROCEDURES

POLICY STATEMENT

Introduction - This document sets forth the policies and procedures of Easterly Investment Partners LLC (“Easterly” or “Adviser”) for voting proxies with respect to securities held in the accounts of clients for whom Easterly provides discretionary investment management services and for whom Easterly has been granted the authority to vote proxies. Easterly's proxy voting policy and general guidelines (the "Proxy Policy") will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

Easterly will vote proxies as part of its authority to manage, acquire, and/or dispose of account assets. Easterly will not vote proxies if the client, or in the case of an account governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the "named fiduciary," has explicitly reserved the authority for itself. When voting proxies for client accounts, Easterly's primary objective is to make voting decisions in the best interests of the clients (including the plan beneficiaries and participants of ERISA clients). In fulfilling its obligations to clients, Easterly will act in a manner deemed to be prudent and diligent and in a manner which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide Easterly with a statement of proxy voting policy. In these situations, Easterly generally seeks to comply with the client’s or its fiduciary policy to the extent in the case of ERISA clients it would not be inconsistent with ERISA.

Department of Labor - With respect to the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and that non-routine issues must be addressed by consistent criteria. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer's proxy ballot and having a method to track recurring and non-routine issues are an important part of the process.

Proxy Governance – Broadridge Financial Solutions, Inc. ("BFS") has been retained by Easterly to provide research, vote execution, reporting, and record keeping services. BFS has in turn contracted with Glass Lewis & Co. ("GL") for GL's proxy research services. Easterly will generally follow GL proxy voting recommendations unless Easterly believes it is in the best interest of Easterly’s clients to vote differently. This service provider may be replaced at any time by another third-party proxy voting service.

Voting Proxies for Foreign Companies – Easterly primarily invests client assets in United States issuers, however, from time to time Easterly may invest outside of the United States. While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical problems that may have a detrimental effect on Easterly's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner's ability to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate Easterly's voting instructions.

While GL has been retained to provide assistance to Easterly in voting our clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, Easterly may conduct a cost-benefit analysis in determining whether to attempt to vote its clients’ shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit Easterly believes its clients will derive by voting on the company’s proposal, Easterly may decide not to attempt to vote at the meeting.

Easterly will usually not vote those proxies where “Share blocking” and/or registration of shares are a requirement to vote the shares.

Easterly believes this requirement could become a material impediment if in Easterly’s opinion, the shares need to be sold.

GENERAL PROXY VOTING GUIDELINES

It is the policy of Easterly in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients.

Easterly will utilize the proxy voting guidelines set forth by GL as outlined in their yearly guidelines with respect to a wide range of matters. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. Easterly’s policies (as set forth below) do not follow the GL guidelines in all respects, and Easterly may vote in a manner on a case by case basis that is contrary to the following general guidelines if it believes that such vote would be in the best interests of Easterly’s clients. However, if a client has their own proxy voting guidelines, we will adhere to their policy and vote the proxy as set forth by the client absent ERISA restrictions.

While GL has been retained to assist Easterly in voting its clients’ foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical issues. Additionally, Easterly may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit Easterly believes its clients will derive by voting on the company's proposal, Easterly may decide not to attempt to vote at the meeting.

Easterly will follow GL’s Policy and Analysis methodology and voting recommendation. Easterly has elected to use GL’s “management bias” proxy voting approach. A summary of GL's proxy voting guidelines employed by Easterly can be obtained from GL. Easterly at is discretion may vote differently than GL’s recommendation. Whenever this occurs, Easterly will document for our files explaining the reason Easterly is voting the shares accordingly. If GL does not have a recommendation, Easterly will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. In limited circumstances, Easterly may refrain from voting proxies where Easterly believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to Managed Accounts.

If an issuer files additional information sufficiently in advance of the submission deadline of a proxy vote and such information would reasonably be expected to affect Easterly’s voting determination, Easterly will consider such information prior to exercising voting authority in order to demonstrate that it is voting in its client’s best interest.

GUIDELINES WITH REGARD TO ALTERNATIVE INVESTMENT STRATEGIES

Certain accounts, including affiliated investment vehicles, managed by Easterly under alternative investment strategies may make investments with short-term investment horizons, which are transaction specific or are otherwise event driven. For this reason, the application of the above guidelines, which are geared towards achieving what is in the long-term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of Easterly responsible for making proxy voting decisions with regard to such accounts may evaluate certain proposals on an individual basis and may depart from the general guidelines described above in voting on such proposals to best serve the financial interests of the clients of the strategy. As a result, Easterly may from time to time cast different votes for different clients with regard to the same proposal. In the case of conflicts of interest, however, the procedures outlined below under "Conflicts of Interest" will be followed with regard to all accounts of Easterly.

CONFLICTS OF INTEREST

Easterly is sensitive to conflicts of interest that may arise in the proxy decision-making process.

Whenever a Portfolio Manager or Research Analyst recommends Easterly vote differently than what GL recommends, a determination must be made to determine if any conflicts of interests exist. For example, conflicts of interest may arise when:

➢	Proxy votes are solicited by an issuer who has an account relationship with Easterly;
➢	Proxy votes are solicited by an issuer that has a material business relationship with Easterly;
➢	A proponent of a proxy proposal has a business relationship with Easterly (e.g., a pension fund or an employee group for which Easterly manages money);
➢	Easterly has material business relationships with participants in proxy contests, corporate directors, or candidates; or
➢	An employee of Easterly may have a personal interest in the outcome of a particular matter.

These items are only examples; additional conflicts of interest may arise from time to time. All employees of Easterly are required to communicate any potential conflicts of interest with the Compliance Department immediately.

It is Easterly’s policy to seek to resolve all conflicts of interest in the clients' best interests. In order to ensure an unbiased decision on matters of conflict in situations Easterly will vote in accordance with recommendations provided by GL; provided, however, that a portfolio manager with regard to an investment strategy may seek approval from the Compliance Department to vote differently from such recommendation if the manager believes that there is compelling evidence that voting differently would be in the best interests of the client.

In situations where a client of Easterly requests to direct their vote, the client's instructions will supersede all other policies absent ERISA exceptions. In situations where a client of Easterly may have a relationship with an issuer or the proponent of a proposal, Easterly may take such fact into votes on behalf of other clients.

PROCEDURES FOR ASSESSING MATERIALITY OF CONFLICTS OF INTEREST AND FOR ADDRESSING MATERIAL CONFLICTS OF INTEREST

Easterly shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of the COO and CCO. The Proxy Voting Committee shall meet as needed with no determined schedule.

All conflicts of interest identified pursuant to the procedures outlined in this Policy and Procedures must be brought to the attention of the Proxy Voting Committee. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Easterly’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. Easterly’s Compliance Department shall maintain a written record of all determinations made by the Proxy Voting Committee.

If it is determined by the Proxy Voting Committee that a conflict of interest is not material, Easterly may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue and, the nature of the conflict of interest. Such methods may include:

1.	In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or
2.	Such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest, etc.*

Easterly Compliance shall maintain a written record of the method used to resolve a material conflict of interest, and the recommendation on how the proxy should be voted.

OPERATING PROCEDURES

Once Easterly has determined that it has the responsibility for voting a client's proxies, Easterly must vote the appropriate number of shares it is entitled to vote and maintain records indicating the manner in which it exercised its voting authority. In this regard, the following procedures are intended to ensure that Easterly satisfies its proxy voting obligations:

1.	The Easterly Operations Department (the "Operations Department") is responsible for identifying the clients for whom Easterly is required to vote proxies.

2.	Easterly utilizes BFS to tabulate and record proxies voted on behalf of its clients. The Operations Department will notify BFS of all new client accounts that have delegated proxy voting authorization to Easterly. In addition, the Operations Department will notify any changes to existing client accounts. The Operations Department will maintain the required records which detail the manner in which client proxies have been voted.

3.	The Portfolio Managers/Research Analysts may from time to time review certain proxy voting recommendations, and as part of their review the Portfolio Manager/Research Analyst will be given GL’s research materials to help aid in their decision making process. After their review has been completed and if the Portfolio Manager/Research Analyst does not agree with GL’s recommendation, the Portfolio Manager/Research Analyst should submit comments why Easterly should not vote in agreement with GL’s recommendation. These comments will then be recorded BFS ProxyEdge voting system for future reference.

4.	If the Portfolio Managers/Research Analyst chooses to vote contrary to the GL recommendation, and after receiving approval from the Proxy Committee (only if to meet regarding a conflict of interest situation), the Operations Department will override the GL recommendation in the BFS ProxyEdge system and enter the voting rationale provided by the Portfolio Managers/Research Analyst in the notes section on BFS ProxyEdge.

5.	The Easterly CCO shall review any instructions provided by the portfolio managers that differ from GL to ensure that such instructions comply with Easterly' proxy voting guidelines.

6.	All documentation relating to proxy voting shall be maintained by the Operations Department for a period of no less than six years.

7.	The Operations Department will be responsible for responding to client requests for a proxy voting records that identifies the manner in which Easterly voted such clients' proxies.

8.	The Operations Department will be responsible for maintaining all client requests for proxy voting records and/or policies for a period of no less than six years.

___________________________

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that Easterly’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

PUBLIC PROXY POLICY STATEMENT

The following is Easterly’ public proxy voting policy that must be sent to those clients or potential clients upon request:

The Securities and Exchange Commission adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, which requires registered investment advisers that exercise voting authority over client securities to implement proxy voting policies. In compliance with such rules, Easterly has adopted proxy voting policies and procedures (the “Policies”). The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities (collectively, “proxies”), in a manner that serves the best interests of the clients, as determined by Easterly in its discretion. Easterly believes this will alleviate potential conflicts of interests that may exist between Easterly and the client with respect to proxy voting.

Generally, Easterly will utilize the proxy voting guidelines set forth by Glass Lewis and Co. (“GL”) with respect to a wide range of matters with a bias favoring management. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. If Easterly determines that it may have, or is perceived to have, a conflict of interest when voting proxies, Easterly will vote in accordance with the Policies. Easterly may vote certain proxies on a case by case basis contrary to GL proxy voting guidelines if Easterly believes that such vote would be in the best interest of Easterly’s clients. If such action is undertaken by Easterly, it will usually vote with management’s recommendation. If GL does not have a recommendation, or if Easterly is unable to obtain a voting recommendation from GL for any reason, Easterly will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. If management or GL has no recommendation, Easterly may vote the client’s shares where Easterly believes would best reflect management’s ability to enhance shareholder value. This may result in Easterly voting what may be perceived in management’s favor. In limited circumstances and for non-United States proxy issuers, Easterly may refrain from voting proxies where Easterly believes that voting would be inappropriate taking into consideration the cost of voting the proxy, applicable proxy voting share-blocking requirements, disclosure of the client’s non-public information, and the anticipated benefit, potential costs or lost trading opportunity to the clients.

Easterly shall maintain required records relating to votes cast, client requests for information and Easterly’s proxy voting policies and procedures in accordance with applicable law.

A copy of Easterly voting policies and the proxy voting records relating to a client may be obtained by the client by contacting Easterly at 138 Conant Street, Beverly, MA 01915.

Any questions regarding our policy statement should be directed to the Compliance Department.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectuses, and SAI, each dated December 31, 2023. Please retain this Supplement for future reference.